SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Core Scientific, Inc.

(Name of Registrant as Specified In Its Charter)

Two Seas Capital LP

Two Seas Capital GP LLC

Sina Toussi

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

From time to time, Two Seas Capital LP may disseminate the material filed herewith as Exhibit 1.

Information about the participants in the solicitation and a description of their direct or indirect interests by security holdings or otherwise can be found in Exhibit 2 hereto.